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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


       Date of Report (Date of earliest event reported): November 9, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                 1-12387              76-0515284
(State or other jurisdiction of   (Commission  (I.R.S. Employer of Incorporation
 incorporation or organization)   File Number)       Identification No.)



       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS        60045
         (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01      Other Events

         On November 9, 2004, Tenneco Automotive Inc. announced that it has priced a private placement offering of $500,000,000 of 8-5/8 percent senior subordinated notes due November 15, 2014. The announcement was contained in a press release, a copy of which is filed under Item 9.01 as Exhibit 99.1 and incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits

Exhibit No.    Description
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99.1           Press release issued November 9, 2004.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TENNECO AUTOMOTIVE INC.


Date:  November 10, 2004                  By:  /s/ Kenneth R. Trammell
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                                               Kenneth R. Trammell
                                               Senior Vice President and
                                               Chief Financial Officer